                                                                   EXHIBIT 10.13




GLOBALCENTER INC., A GLOBAL CROSSING COMPANY

MASTER SERVICE AGREEMENT NO.

____________________________


This Master Service Agreement (this "Agreement") is entered into on the _______ day of ______________, 2000 ("Effective Date") by and between ________________, on behalf of itself and the subsidiary, affiliate, division and/or business unit ("Client") indicated on the Service Order Form attached hereto, with an office at the address listed on the Service Order Form, and GlobalCenter Inc., a Delaware Corporation with offices at 141 Caspian Court, Sunnyvale, CA 94089 ("GlobalCenter"), to set forth the terms and conditions pursuant to which GlobalCenter shall provide to Client certain Services (as defined in the Service Order). The entire contract between the parties shall consist of this Agreement and one or more Service Order(s). Unless otherwise agreed to, in writing, by both parties, all future Service Orders entered into between the Client and GlobalCenter will be bound by this Agreement.

In consideration of the mutual promises and upon the terms and conditions set forth below, the parties agree as follows:

1.   NATURE OF AGREEMENT

Pursuant to this Agreement, GlobalCenter shall sell and provide to Client, in consideration for the applicable fees as set forth in a Service Order the following: (i) Internet connectivity services (the "Bandwidth"); (ii) the lease (if so indicated on the Service Order) or purchase by Client of equipment to provide such services (the "Hardware") and the installation of such equipment;
(iii) a license of space to store and operate such Hardware ("Space"); (iv) management, planning and consulting resources to support these services, including maintenance and operation of the Hardware ("Support"), (v) the licensing of software to provide such Services (the "Software"), including, without limitation, monitoring software, billing software, trouble ticketing software, data collection and process control software; and (vi) any additional service offerings that GlobalCenter may, from time to time, introduce, which together, including all telecommunication and digital transmission connections and links, all electrical and physical requirements, comprise an Internet connectivity and collocation package to support Client's web site(s) ("Client's Web Sites") under this Agreement and are referred to hereinafter as the "Services" (and each, individually, as a "Service").

The Services will be provided in accordance with the specifications set forth in the Service Specification(s) attached to this Agreement and in any Service Order(s) hereto and made a part hereof.

2.   SERVICE ORDERS

2.1. ORDERS. Client and GlobalCenter may execute one or more Service Orders describing the Services that Client desires to purchase from GlobalCenter. Each Service Order shall set forth the Services to be provided by GlobalCenter, the specifications applicable to each such Service, the prices and payment schedule, the initial term of such Services (the "Initial Service Term") and other information the parties may mutually agree upon. No Service Order shall be effective until executed by GlobalCenter.

2.2. CONFLICTS. All Service Orders will be subject to the terms and conditions of this Agreement; provided however, that in the event of conflict between the terms contained in any Service Order and terms in this Agreement, the terms contained in the Service Order shall control. In the event of conflict between terms in this Agreement (including any applicable Service Order) and terms contained in any Client-issued order form or purchase order, the terms of this Agreement (including any applicable Service Order) shall control.

2.3. CANCELLATION. In the event that Client cancels or terminates a Service Order at any time for any reason, other than expiration of a Service Order or pursuant to Section 6.6, Client agrees to pay GlobalCenter all Monthly Recurring Charges specified in the Service Order for the balance of the term therefore, which shall accelerate become due and payable on the effective date of such cancellation or termination. Upon the cancellation or termination of a Service Order by Client, GlobalCenter shall, upon Client's written request, give full cooperation and assistance to Client to assure an orderly and efficient transition.

2.4. IP ADDRESSES. GlobalCenter will assign, on a temporary basis, a reasonable number of Internet Protocol Addresses ("IP Addresses") from the address space assigned to GlobalCenter by InterNIC. Client acknowledges that IP Addresses are the sole property of GlobalCenter, are assigned to Client as part of, and in connection with, the Services, and are not "portable," as such term is used by InterNIC. GlobalCenter reserves the right to change IP Address assignments at any time; however, GlobalCenter shall use reasonable efforts to avoid any disruption to Client resulting from such renumbering requirement. GlobalCenter will give Client reasonable notice of any such renumbering. Client acknowledges and agrees that it will have no right to IP Addresses upon termination of this Agreement or any applicable Service Order, and that any renumbering required of Client after termination shall be the sole responsibility of Client.

2.5. STAFFING. GlobalCenter shall be solely responsible for staffing decisions with respect to its personnel and the provision of any Services and shall have the right to remove or replace any of its personnel assigned to perform Services.

3.   SOFTWARE LICENSE AND RIGHTS

3.1. LICENSE. During the term of any applicable Service Order, GlobalCenter grants Client a non-transferable, nonexclusive license to use the Software in object code form only, solely on the Hardware, or GlobalCenter equipment, in conjunction with the Services.

3.2. PROPRIETARY RIGHTS. This Agreement transfers to Client neither title nor any proprietary or intellectual property rights to the Software, documentation, or any copyrights, patents, trademarks or any other intellectual property embodied or used in connection therewith, except for the rights expressly granted in Section 3.1 of this Agreement.

3.3. LICENSE RESTRICTIONS Client agrees that it will not itself, or through any parent, subsidiary, affiliate, agent or other third party:

3.3.1. Copy the Software except as expressly allowed under this Agreement. In the event Client makes any such permitted copies of the Software, Client shall reproduce all proprietary notices of GlobalCenter on any such copies;

3.3.2. reverse engineer, decompile, disassemble, or otherwise attempt to derive source code from the Software;

3.3.3.   sell, lease, license or sublicense the Software or the documentation;

3.3.4. write or develop any derivative software or any other software program based upon the Software or any Confidential Information (as defined below); or

3.3.5. use the Software to provide processing services to third parties, or otherwise use the Software on a 'service bureau' basis.

3.4. SOFTWARE REPRESENTATIONS AND WARRANTIES. GlobalCenter represents and warrants that: (i) it has the right, power and authority to license the Software to Client pursuant to this Agreement free of all liens, encumbrances and other restrictions; (ii) the Software shall operate and run in accordance with the Service Specifications indicated in the Agreement or referenced in the applicable Service Order, (iii) to the best knowledge of GlobalCenter, the license furnished by GlobalCenter hereunder and/or the use of the Software by Client in accordance with the terms and conditions herein or in any Service Order, will not infringe upon nor violate any patent, copyright, trade secret, or other proprietary right of any third party; (iv) Client's use and possession of the Software consistent with the terms of this Agreement, shall not be adversely affected, interrupted or disturbed by GlobalCenter


                                VERSION 5.01.00               Page 1 of 6

              CONFIDENTIAL - GLOBALCENTER PROPRIETARY INFORMATION

GLOBALCENTER INC., A GLOBAL CROSSING COMPANY

MASTER SERVICE AGREEMENT NO.
____________________________


or any entity asserting a claim under or through GlobalCenter; and (v) the installation and use of the Software and any Upgrades shall not degrade, impair or otherwise adversely affect the performance or operation of the Hardware.

4.   HARDWARE TERMS AND CONDITIONS

4.1. INSTALLATION. If so indicated on the Service Order, GlobalCenter will use commercially reasonable efforts to install the Hardware as the Hardware is shipped to GlobalCenter and will work with the Client on an installation plan to define installation time frame and requirements.

4.2. PURCHASE AND TITLE OF HARDWARE. If so indicated on the Service Order, Client shall purchase the Hardware and deliver, at Client's expense, the Hardware to the Space. Client agrees that the Hardware shall reside at the Space during the term of this Agreement.

4.3. LEASE OF HARDWARE. If so indicated on the Service Order, Client shall lease the Hardware, and GlobalCenter shall obtain and deliver the Hardware to the Space. In the event Client leases the Hardware, the following terms and conditions shall apply: The Hardware is and shall remain the property of GlobalCenter. Client shall not take, or attempt to take, any right, title or interest therein or permit any third party to take any interest therein. Client will not transfer, sell, assign, sublicense, pledge, or otherwise dispose of, encumber or suffer a lien or encumbrance upon or against the Hardware or any interest in the Hardware. Client will use the Hardware only in the Space. Client will not move the Hardware from the Space without GlobalCenter's prior written permission. Client shall be responsible for any damage to the Hardware caused by Client's negligent or willful acts or omissions. Client will use the Hardware only for the purpose of exercising its rights under this Agreement.

4.4. RENT TO OWN. If so indicated on the Service Order, Client shall lease the Hardware on a "rent to own" plan. In such event, all of the terms and conditions in Section 4.3 shall apply, and the following terms and conditions shall also apply. At the end of the term of the Service Order, providing Client is not in breach of this Agreement, Client shall have the option to purchase the Hardware. The purchase price shall be as indicated on the Service Order. Upon payment by Client of the purchase price, title of the Hardware shall pass to Client at the Space. Unless the Service Order is extended by mutual Agreement, Client shall immediately delete, or shall allow GlobalCenter to delete all copies of the Software and associated documentation owned by GlobalCenter or any other materials of GlobalCenter, resident on the Hardware.

5.   SPACE

5.1.     REPRESENTATION AND WARRANTY. GlobalCenter represents and warrants that
(i) it has obtained all necessary approvals to license the use of the Space to Client and to allow Client to occupy and have access to the Space for the purpose of receiving the Services set forth in any applicable Service Order,
(ii) it has the authority to grant Client a royalty-free, non-transferable, non-exclusive license to occupy and have access to the Space, and that the grant of such license shall not constitute a violation of the lease, and (iii) the Space shall conform with the Service Specifications set forth in this Agreement or any Service Order.

5.2. LICENSE TO OCCUPY. GlobalCenter grants to Client a non-exclusive license to occupy the Space. Client acknowledges that it has been granted only a license to occupy the Space and that it has not been granted any real property interest in the Space.

5.3. MATERIAL AND CHANGES. Client shall not make any construction changes or material alterations to the interior or exterior portions of the Space including, without limitation, any material alteration to cabling or power supplies for the Hardware, without obtaining GlobalCenter's prior written approval. Alternatively, Client may request GlobalCenter to perform the work. GlobalCenter reserves the right to perform and manage any construction or alterations within the Space areas at rates to be negotiated between the Parties hereto, so long as the rates are commercially reasonable. Client agrees not to erect any signs or devices to the exterior portion (or visible on the exterior) portion of the Space without submitting the request to GlobalCenter and obtaining GlobalCenter's prior written approval.

5.4. DAMAGE. Client agrees to reimburse GlobalCenter, for all reasonable repair or restoration costs associated with damage or destruction in the Space caused by the negligence or willful misconduct of Client or Client's personnel, Client's agents, Client's suppliers/contractors, or Client's visitors to the Space or as a consequence of Client's installation and/or removal of the Hardware or property installed in the Space, provided that Client shall not be liable for any damage or destruction occurring from or out of any negligent act or omission of GlobalCenter, its officers, directors, agents and employees.

5.5. INSURANCE. Unless otherwise agreed, Client agrees to maintain, at Client's expense, for each Space, (i) Comprehensive General Liability Insurance in an amount not less than One Million Dollars ($1,000,000) per occurrence for bodily injury or property damage, (ii) Employer's Liability in an amount not less than Five Hundred Thousand Dollars ($500,000) per occurrence, and (iii) Worker's Compensation Insurance in an amount not less than that prescribed by statutory limits. Upon reasonable request of GlobalCenter, Client shall furnish GlobalCenter with certificates of insurance, which evidence these minimum levels of insurance.

5.6. REGULATIONS. Client shall use its best efforts to comply with and not violate GlobalCenter's Safety, Health and Operation Rules and regulations relating to use of it's premises and facilities, so long as those regulations are provided to Client in writing. Client's failure to comply with GlobalCenter's rules and regulations shall constitute a material default under this Agreement. GlobalCenter may, in its sole discretion, limit Client's access to a reasonable number of authorized Client employees or designees. Client shall not interfere with any other clients of GlobalCenter or such other clients' use of the Space.

5.7. RELOCATION. If it becomes necessary to relocate the Hardware or Client's equipment to another space within the applicable facility, Client shall cooperate with GlobalCenter in connection with such relocation provided that such relocation is based upon (i) the reasonable business needs of GlobalCenter or another client in such facility or (ii) an increase in Client's space requirements. GlobalCenter shall bear its own costs in connection with any such relocation and will use all reasonable efforts, in cooperation with Client, to avoid any interruption to the Services.

5.8. USE OF GLOBALCENTER SERVICES. Client shall neither (i) resell any Services, or any portion thereof, to any third party nor (ii) connect any Hardware or other Client equipment in any GlobalCenter facility directly to any equipment other than the GlobalCenter network or other GlobalCenter equipment, without GlobalCenter's prior written consent.

5.9. DISCLAIMER. Except as expressly stated herein, GlobalCenter does not make any representation or warranty as to the fitness of the Space for Client's use.

6.   SERVICE LEVEL WARRANTIES

6.1. 99.5% NETWORK UPTIME GUARANTEE. In the event of Network Downtime (as defined below), the monthly fee payable for the Bandwidth, as set forth in the Service Order, shall be reduced (in the form of a credit on the following month's invoice) as follows:

6.1.1. if the total Network Downtime in the calendar month is more than three and six-tenths (3.6) hours, but does not exceed seven and two-tenths (7.2) hours, the monthly Bandwidth fee for that month shall be reduced by ten percent (10%);

6.1.2.   if the total Network Downtime in the calendar month is


                                VERSION 5.01.00               Page 2 of 6

              CONFIDENTIAL - GLOBALCENTER PROPRIETARY INFORMATION

GLOBALCENTER INC., A GLOBAL CROSSING COMPANY

MASTER SERVICE AGREEMENT NO.
____________________________


more than seven and two-tenths (7.2) hours, but does not exceed ten and eight-tenths (10.8) hours, the monthly Bandwidth fee for that month shall be reduced by twenty percent (20%); and

6.1.3. if the total Network Downtime in the calendar month is more than ten and eight tenths (10.8) hours, the monthly Bandwidth fee for that month shall be reduced by thirty percent (30%).

6.2. NETWORK DOWNTIME DEFINED. For the purposes of this Section, Network Downtime shall mean any interruption of sixty (60) seconds or more in the availability of (i) the connection between the Client's equipment and the GlobalCenter switch fabric or (ii) the internetwork that connects the GlobalCenter switch fabric with the Internet. For purposes of this Section, the Internet is deemed to consist of services that commence where GlobalCenter transmits a Client's content to GlobalCenter's carrier(s) at the GlobalCenter border router port(s). Such carriers provide GlobalCenter, with private and dedicated bandwidth. GlobalCenter undertakes no obligation for the circuit or link between GlobalCenter's facilities and such carrier's services. If router packet loss is in excess of fifty percent (50%) and is sustained for sixty (60) seconds or more, GlobalCenter will classify this as an "outage." If an "outage" continues for a time period of more than two (2) minutes, then such outage will be deemed Network Downtime. If the latency across the GlobalCenter U.S. IP backbone exceeds one hundred twenty (120) milliseconds, GlobalCenter will classify this as Network Downtime. For the avoidance of doubt, Network Downtime shall not include any interruption, packet loss or latency: (i) caused by factors outside the reasonable control of GlobalCenter; (ii) resulting, directly or indirectly, from any act or omissions to act by Client or any third party; or
(iii) resulting from equipment not within GlobalCenter's sole control.

6.3. MAINTENANCE WINDOWS. GlobalCenter reserves three (3) regularly scheduled maintenance windows per week, of three hour duration, in order to maintain and upgrade the GlobalCenter IP Backbone infrastructure. Outages or performance degradation during scheduled maintenance windows as a result of router, switch or server maintenance, are not considered Downtime for purposes of this Article 6. GlobalCenter shall make all commercially reasonable efforts to provide the client with prior notification of all scheduled and emergency maintenance procedures.

6.4.     100% FACILITY UPTIME GUARANTEE. In the event of Facility Downtime
(as defined below), the monthly fee payable for the Space, as set forth in the applicable Service Order, shall be reduced (in the form of a credit on the following month's invoice) as follows:

6.4.1. If the total Facility Downtime in the calendar month is less than, or equal to four minutes and thirty-two seconds (4.32) the monthly fee for that Space for that month shall be reduced by one-third (33.3%);

6.4.2. If the total Facility Downtime in the calendar month is more than four minutes and thirty-two seconds (4.32) the monthly fee for that Space for that month shall be reduced by two-thirds (66.6%).

6.4.3. FACILITY DOWNTIME DEFINED. For the purposes of this Section, Facility Downtime shall mean any service interruption, only if such interruption is either due to a facility power failure or environmental control failure. For the avoidance of doubt, Facility Downtime shall not include any service interruption: (i) caused by factors outside the reasonable control of GlobalCenter; (ii) resulting, directly or indirectly, from any acts or omissions to act by Client or any third party; or (iii) resulting from equipment not within GlobalCenter's sole control.

6.5. INVESTIGATION OF SERVICE INTERRUPTIONS. At Client's request, GlobalCenter will investigate any report of Downtime, and attempt to remedy any Downtime expeditiously. If GlobalCenter reasonably determines that all facilities, systems and equipment furnished by GlobalCenter are functioning properly, and that Downtime arose from some other cause, GlobalCenter can continue to investigate the Downtime cause at the Client's request and expense for labor and materials cost for services actually performed at the usual and customary rates for similar services provided by GlobalCenter to clients in the same locality.

6.6. TERMINATION. Subject to the following sentence, Client may terminate a Service Order in the event of Downtime of either twenty-four (24) hours of cumulative time during any continuous twelve (12) month period, or any continuous Downtime of eight (8) or more hours. In order to terminate a Service Order pursuant to this Section 6.6, within five days from the date Client is eligible to terminate in accordance with the preceding sentence, Client must notify GlobalCenter, in writing, of its election to do so.

6.7. REQUEST FOR FEE REDUCTION. In order to receive any of the fee reductions set forth in this Article 6, Client must notify GlobalCenter, in writing, within ten (10) days from the time Client becomes eligible to receive any such reduction. Client's failure to timely notify GlobalCenter shall result in the forfeit of Client's right to receive any such fee reduction.

6.8. SOLE REMEDY. The terms and conditions of this Article 6 shall be Client's sole remedy and GlobalCenter's sole obligation for any Downtime. For the avoidance of doubt, the warranties set forth in this Article 6 shall not apply to any Service other than Bandwidth and Space and shall not apply to performance issues (i) caused by factors outside the reasonable control of GlobalCenter; (ii) resulting, directly or indirectly, from any acts or omissions to act by Client or any third party; or (iii) that resulted from Client's or third party equipment not within GlobalCenter's sole control. As used in this
Article 6, the term "Downtime", when not immediately preceded by either "Facility" or "Network", shall mean either Network Downtime or Facility Downtime.

7.   USE

7.1. USER CONTENT. Client is solely responsible for the content of any postings, data, or transmissions using the Services ("Content"), or any other use of the Services by Client or by any person or entity Client permits to access the Services (a "User"). Client represents, warrants and covenants that it and any User will not use the services (i) for unlawful purposes including, without limitation, infringement of copyright or trademark, misappropriation of trade secrets, wire fraud, invasion of privacy, pornography, obscenity and libel, or (ii) to interfere with or disrupt other network users, network services or network equipment. Disruptions include, without limitation, distribution of unsolicited advertising or chain letters, repeated harassment of other network users, wrongly impersonating another such user, falsifying one's network identity for improper or illegal purposes, sending unsolicited mass e-mailings, violating the Acceptable Use Policy, propagation of computer worms and viruses, and using the network to make unauthorized entry to any other machine accessible via the network. If GlobalCenter has reasonable grounds to believe that Client or a User is utilizing the Services for any such improper purpose, GlobalCenter may suspend or terminate Services immediately upon notice to Client. Client shall defend, indemnify, hold harmless GlobalCenter from and against all liabilities and costs (including reasonable attorney's fees) arising from any and all claims by any person arising out of Client's use of the Services, including without limitation any content.

7.2. ACCEPTABLE USE POLICY. All GlobalCenter clients are responsible for reviewing and complying with the GlobalCenter Acceptable Use Policy (the "Acceptable Use Policy"). GlobalCenter's clients who provide services to their own users must take steps to ensure compliance by their users with this Acceptable Use Policy. The Acceptable Use Policy is subject to change, without notice, by publication at http://www.globalcenter.net/aup. Clients are responsible for monitoring this web site for changes.

8.   PRICING AND PAYMENT TERMS


                                VERSION 5.01.00               Page 3 of 6

              CONFIDENTIAL - GLOBALCENTER PROPRIETARY INFORMATION

GLOBALCENTER INC., A GLOBAL CROSSING COMPANY

MASTER SERVICE AGREEMENT NO.
_________________________


8.1. PAYMENT TERMS. Client shall pay the fees set forth in any Service Order according to the terms set forth herein and therein. Client agrees to pay a late charge of two percent (2%) above the prime rate as reported by the Wall Street Journal at the time of assessment or the maximum lawful rate, whichever is less, for all undisputed amounts not paid within thirty (30) days of GlobalCenter's issuance of an invoice.

8.2. LATE PAYMENTS. In the event of non-payment by Client of sums over-due hereunder for more than forty-five (45) days, GlobalCenter may upon written notice to Client either retain any equipment or other assets of Client then in GlobalCenter's possession and sell them in partial satisfaction of such unpaid sums, or request Client to remove equipment from GlobalCenter's premises within ten (10) days. If Client fails to so remove, GlobalCenter may deliver the equipment to Client at the latter's address for notices at Client's expense for shipment and insurance, and Client shall be obligated to accept such delivery.

8.3. PRICE INCREASES. Notwithstanding anything to the contrary set forth herein, GlobalCenter shall not increase the prices for services during the Initial Term of any Service Order, but may thereafter increase prices upon sixty
(60) days' written notice to Client.

9.   MAINTENANCE AND SUPPORT

9.1. SUPPORT. GlobalCenter shall provide Client with maintenance and support of any Software and Hardware ("Maintenance and Support") as specified herein.

9.2. EXCLUSIONS. Maintenance and Support shall not include services for problems arising out of (a) modification, alteration or addition or attempted modification, alteration or addition of the Hardware or Software undertaken by persons other than GlobalCenter or GlobalCenter's authorized representatives or
(b) programs or hardware supplied by Client.

9.3. CLIENT DUTIES. Client shall document and promptly report all errors or malfunctions of the Hardware or Software to GlobalCenter. Client shall take all steps necessary to carry out procedures for the rectification of errors or malfunctions within a reasonable time after such procedures have been received from GlobalCenter. Client shall maintain a current backup copy of all programs and data. Client shall properly train its personnel in the use and application of the Hardware and Software.

10.  TERM AND TERMINATION

10.1. TERM. The term of this Agreement shall commence on the Effective Date and continue indefinitely unless terminated in accordance with this Section 10 or the provisions contained in Section 7.1. The initial term of each Service Order shall be as indicated therein (the "Initial Term") and each Service Order shall automatically renew for successive additional terms equal to the period of the Initial Term unless either party notifies the other, in writing, not less than thirty (30) days prior to the end of any term that it has elected to terminate a Service Order, in which case such Service Order and the Service contained therein shall terminate at the end of the applicable term.

10.2. TERMINATION UPON DEFAULT. Either party may terminate this Agreement in the event that the other party materially defaults in performing any obligation under this Agreement and such default continues unremedied for a period of thirty (30) days following written notice of default.

10.3. TERMINATION UPON INSOLVENCY. This Agreement shall terminate, effective upon delivery of written notice by a party, (i) upon the institution of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of debts of the other party; (ii) upon the making of an assignment for the benefit of creditors by the other party; or (iii) upon the dissolution of the other party.

10.4. EFFECT OF TERMINATION. The provisions of Sections 1, 2.3, 3.2, 3.4, 7, 10.4, 11, 12, 13 and 14 shall survive termination of this Agreement. All other rights and obligations of the parties shall cease upon termination of this Agreement. The term of any license granted hereunder shall expire upon expiration or termination of this Agreement.

11.  CONFIDENTIAL INFORMATION

All information identified disclosed by either party ("Disclosing Party") to the other party ("Receiving Party"), if disclosed in writing, labeled as proprietary or confidential, or if disclosed orally, reduced to writing within thirty (30) days and labeled as proprietary or confidential ("Confidential Information") shall remain the sole property of Disclosing Party. Except for the specific rights granted by this Agreement, Receiving Party shall not use any Confidential Information of Disclosing Party for its own account. Receiving Party shall use the highest commercially reasonable degree of care to protect Disclosing Party's Confidential Information. Receiving Party shall not disclose Confidential Information to any third party without the express written consent of Disclosing Party (except solely for Receiving Party's internal business needs, to employees or consultants who are bound by a written Agreement with Receiving Party to maintain the confidentiality of such Confidential Information in a manner consistent with this Agreement). Confidential Information shall exclude information (i) available to the public other than by a breach of this Agreement; (ii) rightfully received from a third party not in breach of an obligation of confidentiality; (iii) independently developed by Receiving Party without access to Confidential Information; (iv) known to Receiving Party at the time of disclosure; or (v) produced in compliance with applicable law or a court order, provided Disclosing Party is given reasonable notice of such law or order and an opportunity to attempt to preclude or limit such production. Subject to the above, Receiving Party agrees to cease using any and all materials embodying Confidential Information, and to promptly return such materials to Disclosing Party upon request.

12.  LIMITATION OF LIABILITY

GLOBALCENTER.'S LIABILITY FOR ALL CLAIMS ARISING OUT OF THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNT OF FEES PAID BY CLIENT TO GLOBALCENTER. UNDER THIS AGREEMENT. IN NO EVENT SHALL GLOBALCENTER BE LIABLE FOR ANY LOSS OF DATA, LOSS OF PROFITS, COST OF COVER OR OTHER SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES ARISING FROM OR IN RELATION TO THIS AGREEMENT OR THE USE OF THE SERVICES, HOWEVER CAUSED AND REGARDLESS OF THEORY OF LIABILITY. THIS LIMITATION WILL APPLY EVEN IF GLOBALCENTER. HAS BEEN ADVISED OR IS AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

13.  DISCLAIMER OF WARRANTIES

EXCEPT AS OTHERWISE STATED HEREIN, GLOBALCENTER. SPECIFICALLY DISCLAIMS ALL WARRANTIES EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT OF THE SYSTEM OR SERVICES PROVIDED BY GLOBALCENTER. HEREUNDER.

14.  MISCELLANEOUS

14.1. INDEPENDENT CONTRACTOR. The relationship of GlobalCenter. and Client established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other; (ii) constitute the parties as partners, joint ventures, co-owners or otherwise as participants in a joint


                                VERSION 5.01.00               Page 4 of 6

              CONFIDENTIAL - GLOBALCENTER PROPRIETARY INFORMATION

GLOBALCENTER INC., A GLOBAL CROSSING COMPANY

MASTER SERVICE AGREEMENT NO.
_________________________


undertaking; or (iii) allow either party to create or assume any obligation on behalf of the other party for any purpose whatsoever.

14.2. NOTICES. Any notice required or permitted hereunder shall be in writing and shall be given by registered or certified mail addressed to the addresses first written above. Such notice shall be deemed to be given upon the earlier of actual receipt or three (3) days after it has been sent, properly addressed and with postage prepaid. Either party may change its address for notice by means of notice to the other party given in accordance with this Section.

14.3. ASSIGNMENT. Other than GlobalCenter's right to assign this Agreement to any present or future affiliated company, neither party may assign this Agreement, in whole or in part, without express written consent of the other party, and any attempt to do so shall be a material default of this Agreement and shall be void.

14.4. GOVERNING LAW. This Agreement shall be interpreted according to the laws of the State of California without regard to or application of choice-of-law rules or principles.

14.5. ENTIRE AGREEMENT AND WAIVER. This Agreement, including all appendices, attachments and Service Orders, shall constitute the entire Agreement between GlobalCenter. and Client with respect to the subject matter hereof and all prior Agreements, representations, and statement with respect to such subject matter are superseded hereby. This Agreement may be changed only by written Agreement signed by both GlobalCenter. and Client. No failure of either party to exercise or enforce any of its rights under this Agreement shall act as a waiver of subsequent breaches; and the waiver of any breach shall not act as a waiver of subsequent breaches.


14.6. SEVERABILITY. In the event any provision of this Agreement is held by a court of other tribunal of competent jurisdiction to be unenforceable, that provision will be enforced to the maximum extent permissible under applicable law, and the other provisions of this Agreement will remain in full force and effect.

14.7. NON-SOLICITATION. During the term of this Agreement and for a period of one (1) year thereafter, Client shall not directly solicit, nor directly attempt to solicit the services, of any employee or subcontractor of GlobalCenter. without the prior written consent of the other party.

14.8. SUBSTITUTION. GlobalCenter. may substitute, change or modify the Software or Hardware at any time, but shall not thereby alter the technical parameters of the Services.

BY
  -------------------------------------------------

TITLE
     ----------------------------------------------

DATE
    -----------------------------------------------

CLIENT:
       --------------------------------------------

---------------------------------------------------
BY
  -------------------------------------------------

TITLE
     ----------------------------------------------

DATE
    -----------------------------------------------

GLOBALCENTER INC.
141 Caspian Court
Sunnyvale, CA 94089


                                VERSION 5.01.00               Page 5 of 6

              CONFIDENTIAL - GLOBALCENTER PROPRIETARY INFORMATION

                              SERVICE SPECIFICATION

COLLOCATION SERVICE

GlobalCenter. will provide a level of service, which includes the following features and options:

GENERAL FEATURES

MAINTENANCE OF THE SPACE (INCLUDING JANITORIAL SERVICES):

In connection with the Space made available hereunder, GlobalCenter. or its landlord shall perform services that support the overall operation of each Space at no additional charge to Client. Those services include the following:

-        Janitorial Services
-        24 x 7 Access to the Space
-        Authorized Security System Access to Raised Floor Collocation Space
-        Primary A/C 110 volt Power to the Space
- Backup Power- UPS Systems & Battery Plant (30 - 60 minute survivability objective)
-        Generator Back-up (Sustained backup power)
-        HVAC Systems for facility air conditioning
-        Fire Control Systems
-        Network Monitoring Systems
-        Redundant Network Connectivity and Hardware
-        19" Rack Spaces for installation of Hardware
-        Custom configurations of space to accommodate cabinets
-        Lockable private caged customer areas
- 10-base-T or 100-base-T switched port with direct high speed Internet backbone connection.

24X7 NOC SUPPORT: Will provide proactive site monitoring with ExpressLane(TM) statistics on Client information base; including bandwidth usage, statistics and network availability reporting, host monitoring and management interface, access to GlobalCenter. incident tracking system to expedite fault resolution and remote server reboot.

ESCALATION PLAN AND PROCEDURES: To be provided by GlobalCenter. in the Welcome Package 5-10 days after the contract is signed.

RIGHT-OF-WAY AND ACCESS

GlobalCenter. will allow 24 x 7 access and right-of-way to Client Hardware located in GlobalCenter. facility at no charge. Clients will be escorted at all times while in the facility. Access to the facilities will not be unreasonably withheld by GlobalCenter. to Clients for performing appropriate procedures and maintenance of Hardware, facilities, and systems.



                                VERSION 5.01.00               Page 6 of 6


              CONFIDENTIAL - GLOBALCENTER PROPRIETARY INFORMATION


[LOGO] GLOBALCENTER                                                 Complex Hosting Service Order
                                                                    Service Order Term:                 13 MONTHS
                                                                    Use with MSA #                      2.17
                                                                    Service Order Date:                 8/17/00
                                                                    Estimated Install Date:             9/1/00
                                                                    Billing Date:                       10/1/00
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
CUSTOMER DATA INFOCURE                                              GLOBALCENTER SALES DATA
------------------------------------------------------------------------------------------------------------------
Primary Contact:  Russ Keene                                        Salesperson: Robert Groves/Bart Rogers
------------------------------------------------------------------------------------------------------------------
Billing Address: 1500 Providence Highway                            Address: GlobalCenter Inc. 380 Herndon Parkway
 Suite 22a                                                          Herndon, VA. 20170
Norwood, MA. 02062



------------------------------------------------------------------------------------------------------------------
Phone:   781-762-6900  ext. 6001                                    Phone:  703.326.9341
Fax:                                                                Fax:
Email: rkeene@vitalworks.com                                        Pager:
                                                                    Email:
------------------------------------------------------------------------------------------------------------------
Technical or Secondary Contact:                                     Sales Engineer:
Phone:                                                              Phone:
Email:                                                              Email:
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMPLEX WEB HOSTING - ONE TIME INSTALLATION FEES:

-----------------------------------------------------------------------------------------------------------------------------
Item #                                 Description                                        Qty.        Unit Price        Total
-----------------------------------------------------------------------------------------------------------------------------
       PORT INSTALLATION:
 1     SWITCH PORTS
       100 MBPS FAST ETHERNET PORT (ISL/PRIVATE VLAN)  $1,500
       1   GBPS MULTI-MODE FIBER OPTIC PORT (ISL/PRIVATE VLAN) $10,000                       2             $1500        $3000
       ROUTER PORTS
       100 MBPS FAST ETHERNET PORT $15,000
       1   GBPS MULTI-MODE FIBER OPTIC PORT $75,000
-----------------------------------------------------------------------------------------------------------------------------
       ADDITIONAL POWER CIRCUIT:  ONE (1) 20 AMP CIRCUIT AND POWER STRIP IS                                 $175
 2     PROVIDED WITH EVERY RACK.  THE POWER STRIP HAS 10 OUTLETS FEEDING INTO 1 CIRCUIT.
       MAXIMUM POWER USAGE PER POWER STRIP IS 20 AMPS.  OTHER POWER OPTIONS AVAILABLE
       BY QUOTE.                                                                                  Includes labor
-----------------------------------------------------------------------------------------------------------------------------
 3     CO-LOCATION INSTALLATION: SETUP OF RACKS OR CAGES IN THE DATA CENTER FACILITIES.
        2 19" X 8' RACKS


                                                                                             2             $1000        $2000
-----------------------------------------------------------------------------------------------------------------------------
 4     TECHNICAL ACCOUNT MANAGER (TAM) TIME
       Minimum 2 hours installation includes IP address allocation, standard             6 hrs     $200/per hour
       monitoring procedure setup, Express Control and Remedy setup, hardware and                                       $1200
       software installation and setup. NOTE: $300 Per Hour for all installations occurring during non-standard business hours
       (8AM-6PM Monday through Friday) and/or less than 72 Hours notification.
-----------------------------------------------------------------------------------------------------------------------------
                                                                        COMPLEX WEB HOSTING - ONE TIME FEES TOTAL       $6200
-----------------------------------------------------------------------------------------------------------------------------

The information (data) contained in this Service Order is confidential and proprietary information, and contains trade secrets and other privileged information. It is furnished to the Buyer in confidence and upon the condition that it be used only for internal evaluation purposes, and not divulged or disclosed to third parties without the written consent of GlobalCenter. GC Complex Web Hosting SO/Quote Ver 5 Rev. 2 February 2000


[LOGO] GLOBALCENTER                                                            Complex Hosting Service Order
                                                                               Service Order Term:                 13 MONTHS
                                                                               Use with MSA #                      2.17
                                                                               Service Order Date:                 8/17/00
                                                                               Estimated Install Date:             9/1/00
                                                                               Billing Date:                       10/1/00
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPLEX WEB HOSTING - MONTHLY RECURRING FEES:

-----------------------------------------------------------------------------------------------------------------------------
Item #                                 Description                                        Qty.          Unit Price      Total

-----------------------------------------------------------------------------------------------------------------------------
 1A     COMMITTED BANDWIDTH:                                                              1meg               $1000      $1000


        Dedicated access/bandwidth to the GlobalCenter backbone and
        Interconnections, priced per Mbps (2 Mbps minimum)
-----------------------------------------------------------------------------------------------------------------------------
 1B     BURSTABLE BANDWIDTH:                                                             Variable        15% Above
                                                                                                         Committed
                                                                                                         Bandwidth
        Bandwidth above the committed Mbps level, determined and billed via the 95th Percentile Rule (See Below).
-----------------------------------------------------------------------------------------------------------------------------
  2     ADDITIONAL POWER CIRCUITS:  EACH ADDITIONAL 10 OUTLET POWER STRIP AND 20           0                  $250
        AMPS CIRCUIT
-----------------------------------------------------------------------------------------------------------------------------
  3     CO-LOCATION SERVICES: MONTHLY RENTAL OF SECURE SPACE IN A DATA CENTER              2                 $1000      $2000
        FACILITY.


        TWO  19" X 8' RACKS
-----------------------------------------------------------------------------------------------------------------------------
        TECHNICAL ACCOUNT MANAGER (TAM) CONSULTING TIME:                                 15 HOURS
  4     COMMITTED TIME FOR 0 - 9 HOURS      $200/HR                                       A MONTH                       $2625
        COMMITTED TIME FOR 10 - 40 HOURS    $175/HR                                                          $175/
        COMMITTED TIME FOR OVER 40 HOURS    $150/HR                                                       Per Hour
        NON-CONTRACTED TIME - $200/HR
        NON-CONTRACTED TIME IS UTILIZED IN 1-HOUR TIME BLOCKS.
        EMERGENCY RATE - $100/HOUR OVER THE CURRENT RATE. BILLED IN 2-HOUR BLOCKS.
        EMERGENCY TIME (6 PM-8AM LOCAL TIME, MONDAY THROUGH FRIDAY, WEEKENDS AND
        HOLIDAYS).
-----------------------------------------------------------------------------------------------------------------------------
                                                               COMPLEX WEB HOSTING - MONTHLY RECURRING FEES TOTAL       $5625
-----------------------------------------------------------------------------------------------------------------------------

ADDITIONAL HOSTING SERVICES - ONE TIME INSTALLATION FEES:

HSRP - ONE TIME INSTALLATION FEE

-----------------------------------------------------------------------------------------------------------------------------
Item                                   Description                                        Qty.          Unit Price      Total
 #
-----------------------------------------------------------------------------------------------------------------------------
       HSRP (HOT STANDBY ROUTER PROTOCOL)
       Includes the assignment and maintenance of router standby groups.                     0              $3,500      $3500
-----------------------------------------------------------------------------------------------------------------------------
                                                                             HSRP ONE TIME INSTALLATION FEE TOTAL       $3500
-----------------------------------------------------------------------------------------------------------------------------


The information (data) contained in this Service Order is confidential and proprietary information, and contains trade secrets and other privileged information. It is furnished to the Buyer in confidence and upon the condition that it be used only for internal evaluation purposes, and not divulged or disclosed to third parties without the written consent of GlobalCenter. GC Complex Web Hosting SO/Quote Ver 5 Rev. 2 February 2000


[LOGO] GLOBALCENTER                                                 Complex Hosting Service Order
                                                                    Service Order Term:                 13 MONTHS
                                                                    Use with MSA #                      2.17
                                                                    Service Order Date:                 8/17/00
                                                                    Estimated Install Date:             9/1/00
                                                                    Billing Date:                       10/1/00
------------------------------------------------------------------------------------------------------------------


TERMS AND CONDITIONS:

1. Monthly recurring charges for space, power and professional services commence upon the date of receipt of equipment by GlobalCenter into the space, or 30 days from the execution of this Service Order, whichever occurs first.

2. Monthly recurring charges for bandwidth commence upon the date of connection of client equipment to the GlobalCenter backbone, or 45 days from the execution of this Service Order, whichever occurs first.


-------------------------------------------------------------------------------
95TH PERCENTILE RULE

Clients are billed monthly for the committed bandwidth. GlobalCenter monitors SNMP bandwidth and takes a data point reflecting bandwidth utilization at that particular instance on the client's Internet connection(s) every 5 minutes, then averages every 30 minutes for a billing period of one month. At the end of the month, all the data samples are collected then sorted from highest to lowest and the top 5% are discarded. The next highest data sample will then be referred to as the "95th Percentile" number. This number will then be used as the basis in computing the additional (burst) bandwidth amount for that particular month over the committed bandwidth already purchased.


All Service Orders are subject to a GlobalCenter Master Service Agreement. This Service Order serves as a Purchase Order when signed by authorized representatives of client and GlobalCenter. Please send or FAX signed Service Order to the above GlobalCenter address. This service order pricing is valid and may be accepted for 30 days.

For Client:

Accepted by:      /s/ Russell Keene
                  -------------------------------------------------
Printed Name:     Russell Keene                                                Title:        Vice President--
                  -------------------------------------------------                      ---------------------------
PO #:                                                                           Date:        September 13, 2000
                  -------------------------------------------------                      ---------------------------

For GlobalCenter:

Accepted by:      /s/  John J. Cotten                                           Date:        September 13, 2000
                  -------------------------------------------------                      ---------------------------
Printed Name:     John J. Cotten                                                Title:     Regional Vice President
                  -------------------------------------------------                      ---------------------------

The information (data) contained in this Service Order is confidential and proprietary information, and contains trade secrets and other privileged information. It is furnished to the Buyer in confidence and upon the condition that it be used only for internal evaluation purposes, and not divulged or disclosed to third parties without the written consent of GlobalCenter. GC Complex Web Hosting SO/Quote Ver 5 Rev. 2 February 2000